25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

Driehaus Event Driven Fund *DEVDX
Driehaus Emerging Markets Opportunities Fund *DMAGX

(The “Funds”)

SUPPLEMENT DATED MARCH 12, 2021

TO THE PROSPECTUS FOR THE FUNDS (“PROSPECTUS”) AND THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS, EACH DATED APRIL 30, 2020

On March 9, 2021, Mr. Richard Driehaus passed away, causing Driehaus Capital Management LLC (the “Adviser”) to undergo a technical change in control. According to the terms of the investment advisory agreement dated September 25, 1996, as amended (the “Previous Agreement”), between the Adviser and the Funds, this change in control resulted in the automatic termination of the Previous Agreement. Following the termination, the rules under the Investment Company Act of 1940 permit the Board to approve an interim advisory agreement (the “Interim Advisory Agreement”) within ten business days. Accordingly, on March 11, 2021, the Board of Trustees, on behalf of the Funds, approved the Interim Advisory Agreement between the Funds and the Adviser effective March 9, 2021 (the “Effective Date”).

The Interim Advisory Agreement will take effect as of the Effective Date and, unless permissibly extended, will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; or (b) the approval of a new investment advisory agreement by the shareholders of the Funds. Under the Interim Advisory Agreement, the Adviser will receive a fee equal to the fee received by the Adviser under the Previous Agreement. Other than the effective dates, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Previous Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.